UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2004

         CanWest Petroleum Corporation (f/k/a Uranium Power Corporation)
             (Exact name of registrant as specified in its charter)

         Colorado                        0-27659                    None
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

206 - 475 Howe Street, Vancouver, British Columbia, Canada             V6C 2B3
-----------------------------------------------------------            -------
          (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (604) 685-8355
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     On October 5, 2004 the Company issued Zenny Trading Ltd. as to 191,642 shares of Common Stock pursuant to the conversion $52,050 of 6% secured convertible debentures. The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act. There were no commissions paid on this transaction.

     On October 12, 2004 the Company issued 53,333 of our common shares to Eva Chang and 33,333 of our common shares to Peter Seidel pursuant to our agreement to acquire the property interests of Anhydride Petroleum Limited Partnership at a deemed price of $0.10 per share. These shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act. The balance of 3,133,334 common shares of the company will be issued to the limited partners in reliance on the exemption from registration contained in Section 4(2) of the Act. There were no commissions paid on this transaction.

     On October 13, 2004 the Company issued Platinum Partners 125,313 shares of Common Stock pursuant to the conversion $40,000 of 6% secured convertible debentures. The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act. There were no commissions paid on this transaction.

     On October 15, 2004 the Company issued bonus shares, under its 2004 stock option plan, for consulting services at a deemed price of $0.36 per share as to 100,000 shares of Common Stock to each of Randal Pow and Mike Parker, 50,000 shares of Common Stock to David Parfitt, 92,500 shares of Common Stock to Steve McGuire and 7,500 shares of Common Stock to Donald Whorley. The option and shares issued were issued in reliance on the exemption from registration contained in Section 4(2) of the Act. There were no commissions paid on this transaction.

     On October 20, 2004, the Company issued bonus shares, under its 2004 stock option plan, for consulting services at a deemed price of $0.36 per share as to 100,000 shares of Common Stock to Mike Merrindino, 55,000 shares of Common Stock to George Orr and 10,000 shares of Common Stock to Monita Faris. The option and shares issued were issued in reliance on the exemption from registration contained in Section 4(2) of the Act. There were no commissions paid on this transaction.

     On October 21, 2004 the Company issued bonus shares, under its 2004 stock option plan, for consulting services at a deemed price of $0.36 per share as to 50,000 shares of Common Stock to Bob Faris. The option and shares issued were issued in reliance on the exemption from registration contained in Section 4(2) of the Act. There were no commissions paid on this transaction.

     On October 22, 2004 the Company issued Viscount Investments Ltd. as to 101,461 shares of Common Stock, JM Investors as to 81,169 shares of Common Stock and Bais Yaakov Moishe as to 60,877 shares of Common Stock all pursuant to the conversion $60,000 of 6% secured convertible debentures. The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act. There were no commissions paid on this transaction.

     On October 25, 2004 the Company issued bonus shares, under its 2004 stock option plan, for consulting services at a deemed price of $0.36 per share as to 25,000 shares of Common Stock to Irene Orr. The option and shares issued were issued in reliance on the exemption from registration contained in Section 4(2) of the Act. There were no commissions paid on this transaction.

     On October 27, 2004 the Company issued Platinum Partners 54,869 shares of Common Stock pursuant to the conversion $13,443 of 6% secured convertible debentures and Viscount Investments Ltd. 40,816 shares of Common Stock pursuant to the conversion $10,000 of 6% secured convertible debentures. The shares were issued in reliance on the exemption from registration contained in Section
(3)(a)(9) of the Act. There were no commissions paid on this transaction.

     On November 4, 2004 the Company issued the following common shares on the exercise of warrants; Platinum Partners 333,334 shares of Common Stock, JM Investors 388,889 shares of Common Stock, Viscount Investments Ltd. 444,445 shares of Common Stock, Alpha Capital 333,333 shares of Common Stock, Zenny Trading 333,333 shares of Common Stock, Bais Yaakov Moishe 333,333 shares of Common Stock and Johnathan Mayer 55,555 shares of Common Stock. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act and Rule 506 promulgated thereunder. There were no commissions paid on this transaction.

     On November 4, 2004 the Company issued the following share purchase warrants whereby each warrant entitled the holder to purchase one additional share of Common Stock at $0.35 November 3, 2005; Platinum Partners 333,334 warrants, JM Investors 388,889 warrants, Viscount Investments Ltd. 444,445 warrants, Alpha Capital 333,333 warrants, Zenny Trading 333,333 warrants, Bais Yaakov Moishe 333,333 warrants and Johnathan Mayer 55,555 warrants. The warrants were issued in reliance on the exemption from registration contained in Section 4(2) of the Act and Rule 506 promulgated thereunder. There were no commissions paid on this transaction.

Item 5.03 Amendment to Articles of Incorporation

     Effective November 2, 2004, the Company amended its articles of incorporation to: (i) change the Company's name from Uranium Power Corporation to CanWest Petroleum Corporation; and (ii) increase its authorized common stock from 40,000,000 common shares to 100,000,000 common shares. These amendments to the articles were approved by the shareholders at the annual meeting of shareholders on November 1, 2004.

Item 8.01 Other Events

     Effective November 16, 2004, and as a result of the Company's name change described above, the Company changed its trading symbol to CWPC.

     In addition to approval of the amendments to the articles of incorporation, at the annual meeting of shareholders held November 1, 2004, the shareholders reelected Thornton Donaldson and William Timmins as directors.

     Effective November 1, 2004, the Board of Directors approved an amendment to the warrants issued concurrently with the Convertible Debentures dated January 6, 2004 and March 31, 2004. The amendment reduces the exercise price of the warrants from $0.35 per share to $0.20 per share. The amendment was agreed upon as a result of discussions with the investors concerning penalties the investors believed were due related to the delayed effective date of a registration statement filed on behalf of investors as selling shareholders.

Item 9.01 Financial Statements and Exhibits.

 (c) Exhibits. The following document is filed as an exhibit to this report:

Exhibit
Number            Description
------            --------------------------------------------------------------
3.1(a)            Articles of Amendment to the Articles of Incorporation,
                  effective November 2, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CanWest Petroleum Corporation,
                                                 f/k/a Uranium Power Corporation
                                                            (Registrant)

Date: November __, 2004                         /s/ Thornton J. Donaldson
                                                --------------------------------
                                                Name: Thornton J. Donaldson
                                                Title: President